COMMUNITY BANK

Partnership Banking

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	03-01-2012	03-01-2014	155354101	CLS 07 / 240	600714	765	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: BISCO INDUSTRIES, INC.
1500 NORTH LAKEVIEW AVENUE
ANAHEIM, CA 92807

Lender: COMMUNITY BANK
ANAHEIM BRANCH
1750 S. STATE COLLEGE BLVD.
ANAHEIM, CA 92806
(800) 788-9999

Principal Amount: $10,000,000.00 **Date of Agreement: May 10, 2012**

DESCRIPTION OF EXISTING INDEBTEDNESS. A loan to Borrower evidenced by a Promissory Note dated November 15, 2000, as modified by Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006; March 28, 2007; June 1, 2007; July 13, 2007; March 27, 2008, May 15, 2008; March 3, 2009; March 23, 2010; April 16, 2010; October 1, 2010; January 3, 2011; and March 1, 2011 ("Note").

DESCRIPTION OF COLLATERAL. A security interest in personal property assets as described in two (2) Commercial Security Agreements each dated March 23, 2010 and a security interest in personal property assets as described in a Commercial Security Agreement dated August 1, 2004 ("Security Agreement").

DESCRIPTION OF CHANGE IN TERMS. EFFECTIVE MARCH 28, 2012:

MODIFICATION OF BUSINESS LOAN AGREEMENT. The Business Loan Agreement dated June 1, 2007 ("Loan Agreement") is hereby modified and amended as follows:

1) The paragraph entitled **"Brokerage Statements"** is hereby deleted in its entirety and replaced with the following:

Brokerage Statements. Not later than 45 days after the end of each quarter, Borrower's Brokerage Statements for marketable securities.

2) The paragraph entitled **"Additional Requirements. Personal"** is hereby deleted in its entirety and replaced with the following:

Additional Requirements. Individual Guarantor. Borrower shall furnish to Lender as soon as available and in any event within fifteen (15) days after filing, Individual Guarantor's federal income tax returns and supporting schedules. Borrower shall furnish to Lender Individual Guarantor's financial statement annually.

MODIFICATION OF NOTE. The Note is hereby modified and amended as follows:

The maturity date of the Note is hereby extended from **March 1, 2013** to **March 1, 2014.**

PAYMENT. Borrower will pay this loan in full immediately upon Lender's demand. If no demand is made, Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on March 1, 2014. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning June 1, 2012, with all subsequent interest payments to be due on the same day of each month after that.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By: ______________________
GLEN F. CEILEY, CHAIRMAN and CEO of BISCO INDUSTRIES, INC.